UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Stockholders.

(a)	Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

December 31, 2022

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	6
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Audit Opinion	35
Proxy & Portfolio Information	39
Dividend Reinvestment Plan	40
Renewal of Investment Advisory Agreement	41
Corporate Information	44
Privacy Notice	45
Directors and Officers	46

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of December 31, 2022

Dear Shareholders,

We hope this letter finds you, your families and your colleagues safe and healthy. We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund") and recognize the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Over the course of 2022, the Ares management team at ARDC employed a thoughtful and disciplined approach to navigating market volatility and positioned ARDC to benefit from rising market interest rates. This letter provides our assessment of the market environment, our portfolio strategy and opportunities that may lay ahead.

Economic Conditions and Market Update

Volatility returned to the capital markets in 2022 and continued throughout the year as complications from the surge in demand following the COVID-19 pandemic and the Russian invasion of Ukraine came to the forefront. These events led to global supply chain disruptions, put pressure on food and energy prices, and resulted in labor shortages across a wide range of industries. Against this backdrop, the consumer price index reached a 40-year peak at 9.1% for the 12 months ended June 2022,1 and the Federal Reserve (the "Fed") embarked on what would become the most rapid tightening regime in decades in which the Federal Funds Target Rate would increase from 0.25% to 4.50% in only one year.2 As base rates increased and credit spreads widened due to concerns about slowing economic growth, both high yield bonds and leveraged loans delivered negative returns during the first six months of 2022 of -14.04%3 and -4.45%,4 respectively, though these compared favorably to the S&P 500 total returns of -19.97% during this period.

After these declines in value during the first half of 2022, equity and credit markets rallied over the summer as expectations for a shallower Fed tightening cycle, declining energy prices, better-than-expected corporate earnings and healthy labor markets eclipsed investor concerns. However, in mid-August, concerns around slowing global growth and persistent inflation began to reemerge following Fed Chair Jerome Powell's hawkish remarks at Jackson Hole, dispelling near term prospects of a policy pivot. Over the course of the rest of the year, the push and pull between the Fed and investors continued as policymakers focused on returning to a 2% inflation rate while investors were hopeful for a "soft landing." As a result, credit and equity markets generated modest positive returns during the second half of the year with high yield bonds, leveraged loans and the S&P 500 delivering total returns of 3.28%,3 3.55%4 and 2.31%, respectively.

The complexity of pricing risk and generally tighter monetary conditions during 2022 led to increased volatility and resulted in slower transaction volumes across corporate credit markets as high yield and leveraged loan volumes declined 78% and 45%, respectively, during the year.5 Despite capital markets volatility, fundamental credit performance continued to be healthy as default rates remained below historical averages during 2022 and ended the year at 0.84% for high yield bonds and 0.97% for leveraged loans.6

With respect to CLOs, U.S. CLO formation was the second highest on record in 2022 but also declined 29% year over year,7 reflecting both the strength of the asset class and the impact of widening credit spreads, increased funding costs and lack of supply. Similar to the broader credit markets, CLO total returns underperformed historical return experience in the first half of the year but recouped some losses in the second half with BB CLOs generating total returns of -3.82% for the year in 2022.8 In terms of underlying credit performance, the asset class remains resilient, and there have been no CLO security defaults since the beginning of 2020.9

Looking forward, with consensus estimates for a U.S. recession in 2023, we expect the corporate fundamental backdrop to become more challenged and default rates to tick higher toward historical averages of approximately 3%,6 reflecting a more traditional (shallow but potentially longer) default cycle. However, with the beginning of 2023 underway, investor sentiment has improved largely due to the December reading of consumer price index, which decreased to 6.5% driven by a deceleration in the prices of food, energy and commodities.10 While concerns about slowing economic growth persist, these early signs that inflation may be moderating led to positive performance across global credit markets. Specifically, high yield bonds and leveraged loans delivered total returns of 3.91%3 and 2.57%,4 respectively, in January 2023. These dynamics have also supported strong investment returns for ARDC in the new year as noted below. We continue to closely monitor macroeconomic headwinds and proactively manage exposures to identify relative value opportunities created by shifts in sentiment on rates, growth expectations, and idiosyncratic credit news.

Portfolio Positioning and Performance

With respect to our portfolio positioning, our overarching focus over the course of the year was shifting to higher rated securities across all asset classes. We believe this effort reflects better risk-adjusted return opportunities for higher rated

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2022

securities and also our view that the operating environment for companies is becoming more challenging. Therefore, we reduced our exposure to single-B and CCC-rated investments by 1,830 bps in favor of higher rated BB and BBB securities. By the end of 2022, over half of our investments were rated BB or higher.

Furthermore, reflecting the benefits of our portfolio allocation strategy, we dynamically rotated our portfolio over the course of the year as we found compelling risk-reward opportunities. We began the year relatively under-allocated to bonds but shifted this position as the significant sell off in bonds presented what we believe is a compelling buying opportunity. As a result, our exposure to corporate bonds increased by 630 bps in the first half of 2022 to 49.0% and continued to tick up slightly in the second half, ending the year at 51.3% of the portfolio. Meanwhile, we took advantage of the strong pricing environment for leveraged loans to reduce our allocation by 1,290 bps in the first half of the year to 13.5% in favor of bonds and a modest cash position (5.1%). This enabled us to invest in loans trading at a lower price point in the second half of the year, and we rebuilt our loan position to 18.6% of the portfolio.

As it relates to our positioning in CLOs, we maintained a relatively consistent allocation to CLO debt and equity over the course of 2022. We remain constructive on this asset class as we believe the non-mark-to-market nature of CLO capital structures, active credit management, conservative leverage, and flexibility to capture value during periods of loan market dislocations should ultimately be accretive to returns for our investors. Furthermore, we believe CLOs offer attractive risk adjusted returns with materially higher spreads for comparable ratings. For example, BB-rated CLO debt offers over 400 bps of yield premium for similarly rated loans.11 Underpinning our positive view of the opportunity are our deep credit capabilities and experience managing these assets, which includes the tracking of every loan held within every CLO on a daily basis.

ARDC has not been immune to the volatility experienced by broader credit markets in 2022, and some of the benefits of our portfolio positioning have yet to be fully reflected in the performance of the fund. In 2022, ARDC's net investment total returns of -12.41% compared favorably to our peer set median of -14.35%12 while ARDC's market-price based total returns of -22.22% were slightly lower than the peer set median return of -20.02%.13 We believe these results partially reflect the illiquid and often misunderstood nature of CLOs, which tends to come to light in dislocated markets. This trend has begun to reverse in 2023, and ARDC has generated 11.23% in market based total returns year-to-date through February 28, 2023, outperforming the peer set median by 338 bps.13 ARDC's investment performance was also strong to start 2023 with net investment returns of 5.20% as of February 28, 2023, exceeding the peer set median by 138 bps.12 In addition, over longer time horizons, including the past three and five years ended December 31, 2022, ARDC has outperformed the peer set median based on both market and net investment total returns.12,13

We believe ARDC is well positioned in this environment due to our strategy of maintaining a highly diversified portfolio with low duration, which mitigates the impact of changing interest rates. Reflecting this approach, our portfolio remains diversified across 210 issuers and 23 industries. The average position size across ARDC is 0.40% and the largest position is 1.3%.14 In addition, ARDC's portfolio has an effective duration of 1.76 years, and our bond portfolio has an effective duration that is 16% lower than the broader high yield index.15

As a testament to our strong underwriting, we have incurred no defaults across our loan, high yield and CLO securities since COVID-19 began in 2020.16

Looking Ahead

We're cautiously optimistic as a new year begins. While we anticipate the operating environment for companies will become more challenging in the year ahead and defaults will trend higher, we are also seeing positive developments, including better than expected performance in fourth quarter earnings reports and signs that the Federal Reserve's efforts to combat inflation are achieving some success. We believe ARDC is well positioned in this environment as we continue to leverage the strengths of the Ares platform, including our tenured portfolio managers and quantitative risk team, to remain active and tactical in our rotation among asset classes, sectors and specific credits

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC. We thank you again for your continued support.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2022

investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) loan facilities must be rated "5B" or lower; 2) only fully-funded term loan facilities are included; 3) the tenor must be at least one year; and 4) issuers must be domiciled in developed countries.

REF: TC- 03234

1 U.S. Bureau of Labor Statistics, Consumer Price Index Summary, July 13, 2022.

2 Board of Governors of the Federal Reserve System (US), Federal Funds Effective Rate and Federal Funds Target Range — Upper Limit, retrieved from FRED, Federal Reserve Bank of St. Louis, January 21, 2023.

3 Measured by the ICE BofA High Yield Master II Index ("H0A0").

4 Measured by the Credit Suisse Leveraged Loan Index ("CSLLI").

5 S&P Global, LCD Quarterly Review, Fourth Quarter 2022.

6 J.P. Morgan Default Monitor, January 3, 2023. Represents the par weighted default rate for the respective asset classes. Historical averages based on the 25-year average default rate for high yield bonds of 3.0% and 24-year average default rate for leveraged loans of 2.9%.

7 J.P. Morgan CLO Issuance Package as of December 31, 2022.

8 J.P. Morgan CLOIE Monitor as of December 31, 2022.

9 Based Ares Insight database.

10 Bloomberg, using Bureau of Labor Statistics Data, January 18, 2023.

11 J.P. Morgan CLOIE Monitor and Morningstar LSTA US Leveraged Loan Index Factsheet as of December 31, 2022.

12 Net investment total returns reflect annualized NAV-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW, IVH and KIO. Past performance is not indicative of future results.

13 Market price-based total returns reflect annualized stock-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW, IVH and KIO. Past performance is not indicative of future results.

14 As of December 31, 2022. Diversification does not assure profit or protect against market loss.

15 As of December 31, 2022. Represented by the ICE BofA High Yield Master II Index ("H0A0").

16 Not all of the effects, directly or indirectly, resulting from COVID-19 and/or the current market environment may be reflected herein. The full impact of COVID-19 and its ultimate potential effects on portfolio company performance and valuations is particularly uncertain and difficult to predict.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

December 2022

Fund Highlights as of 12.31.22

Weighted Average Floating Coupon[1]	8.81%
Weighted Average Bond Coupon[2]	7.00%
Distribution Rate[3]	10.61%
Monthly Dividend Per Share[4]	$0.1025

1 The weighted-average gross interest rate on the pool of loans as of December 31, 2022.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Dividend per share annualized and divided by the December 31, 2022 market price per share. The distribution rate alone is not indicative of Fund performance.

4 Represents the Fund's December 2022 dividend of $0.1025 per share, which was comprised of net investment income. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Documents" section of the Fund's website. Please note that distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings5 as of 12.31.22

Tegna	1.31%
Caesars Entertainment Inc	1.25%
Sprint	1.17%
MGM Resorts International	1.17%
Uber	1.17%
TransDigm Group Incorporated	1.08%
HCA Healthcare Inc	1.06%
Williams Cos Inc/The	1.00%
Gems Education	1.00%
EQT Corp	0.99%

This data is subject to change on a daily basis. As of 12.31.22, the Fund held a negative traded cash balance of -1.4%.

5 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 12.31.22

	ARDC NAV	ARDC Market
1 Month	-0.72%	-4.71%
Year to Date	-12.41%	-22.22%
3 Years	-0.17%	-0.68%
5 Years	1.73%	1.62%
Since Inception*	4.06%	2.99%

*Since Inception of fund (11/27/2012).

Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Current Portfolio Mix as of 12.31.22

44.5% Floating Rate

This data is subject to change on a daily basis. As of 12.31.22, the Fund held a negative traded cash balance of -1.4%.

Industry Allocation6 as of 12.31.22

6 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a $10,000 investment made at the offering price last calculated on December 31, 2012. The net asset value ("NAV") total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial NAV of $19.10 per share for NAV returns. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns. For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market and is deemed to be an appropriate broad-based securities market index for the Fund. Past performance is no guarantee of future results.

Ares Dynamic Credit Allocation Fund's 10-Year Performance

Performance of a $10,000 investment from December 31, 2012 through December 31, 2022

Average Annual Total Returns through December 31, 2022*

	NAV Total Returns*	MV Total Returns*
1 year	-12.41%	-22.22%
5 year	1.73%	1.62%
10 year	3.02%	4.04%

*  All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 28.6%(b)(c)(d)

	Principal Amount(a)	Value(a)
Capital Goods 6.1%
Chart Industries, Inc., 1st Lien Term Loan, (Cayman Islands), 12/07/2029(e)	$2,000	$1,976
Clarios Global, L.P., 1st Lien Term Loan, 1M LIBOR + 3.25%, 7.63%, 04/30/2026	1,000	978
Gates Global, LLC, 1st Lien Term Loan, 11/16/2029(e)	3,000	2,974
Illuminate Merger Sub Corp., 2nd Lien Term Loan, 1M LIBOR + 6.75%, 11.13%, 07/23/2029	2,348	1,945
LBM Acquisition, LLC, 1st Lien Term Loan, 6M LIBOR + 3.75%, 7.12%, 12/17/2027	2,001	1,730
Standard Industries, Inc., 1st Lien Term Loan, 09/22/2028(e)	1,000	987
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 8.80%, 09/27/2024	2,869	2,859
Tutor Perini Corp., 1st Lien Term Loan, 1M LIBOR + 4.75%, 9.13%, 08/18/2027	2,990	2,803
White Cap Buyer, LLC, 1st Lien Term Loan, 1M SOFR + 3.75%, 8.07%, 10/19/2027	2,489	2,402
		18,654
Commercial & Professional Services 1.1%
Restaurant Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 8.83%, 04/02/2029(e)	3,485	3,415
Consumer Services 6.1%
888 Acquisitions, Ltd., 1st Lien Term Loan, (Great Britain), 3M SOFR + 5.25%, 9.93%, 07/03/2028(e)	3,350	2,967
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 13.73%, 03/08/2024(f)	2,444	1,943
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 13.73%, 03/08/2024	1,485	1,181
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 8.32%, 01/27/2029	1,241	1,177
Global Education Management Systems Establishment, 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 8.57%, 07/31/2026	3,535	3,498
Great Canadian Gaming Corp., 1st Lien Term Loan (Canada), 3M LIBOR + 4.00%, 8.75%, 11/01/2026	2,494	2,443
IRB Holding Corp., 1st Lien Term Loan, 1M LIBOR + 2.75%, 7.13%, 02/05/2025	995	985

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Whatabrands, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 7.63%, 08/03/2028(e)	$2,496	$2,409
Wyndham Hotels and Resorts, Inc., 1st Lien Term Loan, 04/08/2027(e)(f)	2,000	1,940
		18,543
Diversified Financials 0.5%
Axalta Coating Systems U.S. Holdings, Inc., 1st Lien Term Loan (Netherlands), 12/20/2029(e)	1,500	1,500
Food & Beverage 2.3%
Chobani, LLC, 1st Lien Term Loan, 1M LIBOR + 3.50%, 7.88%, 10/25/2027(e)	3,000	2,935
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 4.50%, 8.99%, 10/27/2027(f)	2,992	2,723
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 11.60%, 12/21/2028	1,635	1,472
		7,130
Healthcare Equipment & Services 1.5%
Bausch + Lomb Corp., 1st Lien Term Loan, (Canada), 3M SOFR + 3.25%, 7.84%, 05/10/2027	2,489	2,363
MDVIP, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 10.89%, 10/15/2029(f)	2,796	2,293
		4,656
Materials 1.5%
Pretium PKG Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 11.48%, 10/01/2029	2,500	1,508
Starfruit Finco B.V., 1st Lien Term Loan, (Netherlands), 10/01/2025(e)	3,000	2,953
		4,461
Media & Entertainment 2.4%
AVSC Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.50%, 7.68%, 03/03/2025	3,482	3,185
Formula One Holdings Ltd., 1st Lien Term Loan (Great Britain), 3M SOFR + 3.25%, 7.57%, 01/15/2030	2,000	1,997
Lamar Media Corp., 1st Lien Term Loan, 02/05/2027(e)	1,250	1,208

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 8.83%, 06/24/2029	$997	$983
		7,373
Software & Services 5.2%
Asurion, LLC, 1st Lien Term Loan, 3M SOFR + 4.00%, 8.68%, 08/19/2028	3,491	3,108
Byju's Alpha, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 10.70%, 11/24/2026	1,616	1,278
CDK Global, Inc., 1st Lien Term Loan, 3M SOFR + 4.50%, 9.08%, 07/06/2029	2,547	2,521
Eastman Chemical Co., 1st Lien Term Loan, 1M LIBOR + 5.25%, 9.69%, 11/01/2028	799	650
Ivanti Software, Inc., 1st Lien Term Loan, PRIME + 2.75%, 10.25%, 12/01/2025(f)(g)	250	(49)
Ivanti Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 12.01%, 12/01/2028	1,250	705
Open Text Corporation, 1st Lien Term Loan (Canada), 11/16/2029(e)	3,200	3,122
Proofpoint, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.25%, 10.99%, 08/31/2029(f)	3,000	3,000
Quest Software US Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 11.74%, 02/01/2030(f)	1,584	919
Tibco Software, Inc., 2nd Lien Term Loan, 3M SOFR + 4.32%, 9.00%, 09/28/2029(f)	965	810
		16,064
Transportation 1.9%
American Airlines, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 8.99%, 04/20/2028	3,846	3,825
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 7.99%, 10/20/2027	2,000	2,036
		5,861
Total Senior Loans (Cost: $93,031)		87,657

Corporate Bonds 78.9%

Automobiles & Components 0.5%
Clarios Global, LP, 8.50%, 05/15/2027(c)	1,500	1,470
Capital Goods 8.5%
Allison Transmission, Inc., 5.88%, 06/01/2029(c)	2,000	1,878
Artera Services, LLC, 9.03%, 12/04/2025(c)	2,000	1,666

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Chart Industries, Inc., 7.50%, 01/01/2030(c)	$1,000	$1,004
Chart Industries, Inc., 9.50%, 01/01/2031(c)	250	256
Clarios Global, LP, 6.75%, 05/15/2025(c)	2,000	2,003
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(c)	3,500	2,599
LBM Acquisition, LLC, 6.25%, 01/15/2029(c)	1,500	957
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026(c)	3,000	2,407
Standard Industries, Inc., 5.00%, 02/15/2027(c)	2,400	2,215
TransDigm, Inc., 8.00%, 12/15/2025(c)	5,000	5,072
Tutor Perini Corp., 6.88%, 05/01/2025(c)	1,000	875
United Rentals North America, Inc., 6.00%, 12/15/2029(c)	2,791	2,774
VistaJet Malta Finance PLC, (Switzerland), 6.38%, 02/01/2030(c)	2,000	1,602
VistaJet Malta Finance PLC, (Switzerland), 7.88%, 05/01/2027(c)	1,000	902
		26,210
Consumer Durables & Apparel 1.0%
Ashton Woods USA, LLC, 6.63%, 01/15/2028(c)	3,500	3,079
Consumer Services 10.5%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(c)	3,250	3,161
Caesars Entertainment, Inc., 8.13%, 07/01/2027(c)	2,773	2,725
CDI Escrow Issuer, Inc., 5.75%, 04/01/2030(c)	500	448
Churchill Downs, Inc., 5.50%, 04/01/2027(c)	1,500	1,421
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026(c)	1,250	1,201
Golden Entertainment, Inc., 7.63%, 04/15/2026(c)	3,750	3,696
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(c)	3,500	3,395
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025(c)	4,000	4,025
IRB Holding Corp., 7.00%, 06/15/2025(c)	1,173	1,170
MGM Resorts International, 6.00%, 03/15/2023	1,500	1,495
MGM Resorts International, 6.75%, 05/01/2025	4,000	4,021

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(c)	$2,517	$2,536
VICI Properties LP / VICI Note Co., Inc., 5.75%, 02/01/2027(c)	3,000	2,924
		32,218
Diversified Financials 3.9%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,073
Ford Motor Credit Co., LLC, 5.13%, 06/16/2025	1,000	961
Ford Motor Credit Co., LLC, 5.58%, 03/18/2024	1,000	987
Ford Motor Credit Co., LLC, 7.35%, 11/04/2027	1,465	1,501
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	3,500	2,967
TK Elevator Holdco GmbH, (Germany), 7.63%, 07/15/2028(c)	2,000	1,633
Transocean Sentry, Ltd., (Cayman Islands), 5.38%, 05/15/2023(c)	496	490
Transocean, Inc., (Cayman Islands), 6.80%, 03/15/2038	750	473
Transocean, Inc., (Cayman Islands), 11.50%, 01/30/2027(c)	750	752
		11,837
Energy 15.2%
Antero Resources Corp., 7.63%, 02/01/2029(c)	2,222	2,235
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(c)	2,000	1,936
Blue Racer Midstream, LLC, 7.63%, 12/15/2025(c)	2,744	2,724
Cheniere Energy Partners, LP, 4.50%, 10/01/2029	2,500	2,249
Citgo Holding, Inc., 9.25%, 08/01/2024(c)	1,750	1,746
Citgo Petroleum Corp., 7.00%, 06/15/2025(c)	2,250	2,200
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,686
Enviva Partners, LP, 6.50%, 01/15/2026(c)	2,500	2,355
EQM Midstream Partners, LP, 6.50%, 07/01/2027(c)	750	717
EQM Midstream Partners, LP, 6.50%, 07/15/2048	2,500	1,874
EQT Corp., 6.13%, 02/01/2025	1,035	1,037

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
EQT Corp., 7.00%, 02/01/2030	$3,500	$3,630
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(c)	1,500	1,350
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(c)	1,500	1,418
NGL Energy Operating, LLC, 7.50%, 02/01/2026(c)	3,095	2,752
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	3,951
Tallgrass Energy Partners, LP, 6.00%, 03/01/2027(c)	1,000	934
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025(c)	3,000	3,027
Transocean Guardian, Ltd., (Cayman Islands), 5.88%, 01/15/2024(c)	407	398
Western Midstream Operating, LP, 5.50%, 02/01/2050	2,125	1,731
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,724
		46,674
Food & Staples Retailing 0.5%
Albertsons Cos., Inc., 7.50%, 03/15/2026(c)	1,500	1,532
Healthcare Equipment & Services 2.6%
HCA, Inc., 7.69%, 06/15/2025	4,750	4,982
RegionalCare Hospital Partners Holdings, Inc., 9.75%, 12/01/2026(c)	3,750	3,018
		8,000
Materials 7.5%
Avient Corp., 7.13%, 08/01/2030(c)	1,500	1,466
Celanese US Holdings, LLC, 5.90%, 07/05/2024	1,500	1,500
Celanese US Holdings, LLC, 6.05%, 03/15/2025	1,500	1,496
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,478
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026(c)	1,250	1,184
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027(c)	2,500	2,346
Kobe US Midco 2, Inc., 9.25%, 11/01/2026(c)(h)	1,334	934
Owens-Brockway Glass Container, Inc., (Cayman Islands), 6.38%, 08/15/2025(c)	3,000	2,899

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Owens-Brockway Glass Container, Inc., (Cayman Islands),6.63%, 05/13/2027(c)	$1,000	$970
Summit Materials, LLC / Summit Materials Finance Corp., 6.50%, 03/15/2027(c)	2,750	2,695
Trident TPI Holdings, Inc., 9.25%, 08/01/2024(c)	3,250	3,090
		23,058
Media & Entertainment 10.0%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029(c)	3,500	2,753
Belo Corp., 7.75%, 06/01/2027	500	488
Belo Corp., 7.25%, 09/15/2027	6,000	5,694
CCO Holdings, LLC / CCO Holdings Capital Corporation, 6.38%, 09/01/2029(c)	4,000	3,759
CSC Holdings, LLC, 6.50%, 02/01/2029(c)	1,000	817
CSC Holdings, LLC, 7.50%, 04/01/2028(c)	4,000	2,710
Gray Television, Inc., 7.00%, 05/15/2027(c)	4,500	3,991
Lamar Media Corp., 4.88%, 01/15/2029	2,708	2,486
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(c)	3,250	3,183
Nexstar Media, Inc., (Cayman Islands), 5.63%, 07/15/2027(c)	2,000	1,835
Univision Communications, Inc., 6.63%, 06/01/2027(c)	1,500	1,447
Univision Communications, Inc., 7.38%, 06/30/2030(c)	1,500	1,434
		30,597
Real Estate 1.4%
Brookfield Property REIT, Inc., 5.75%, 05/15/2026(c)	2,500	2,279
Iron Mountain, Inc., 5.63%, 07/15/2032(c)	2,500	2,166
		4,445
Retailing 1.3%
Bath & Body Works, Inc., 6.63%, 10/01/2030(c)	1,000	939
Bath & Body Works, Inc., 9.38%, 07/01/2025(c)	1,151	1,226
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	1,966
		4,131

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Semiconductors & Semiconductor Equipment 0.8%
Amkor Technology, Inc., 6.63%, 09/15/2027(c)	$2,500	$2,474
Software & Services 2.0%
Leidos, Inc., 7.13%, 07/01/2032	2,500	2,541
Sabre GLBL, Inc., 7.38%, 09/01/2025(c)	3,750	3,583
		6,124
Technology Hardware & Equipment 1.3%
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,403
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,543
		3,946
Telecommunication Services 6.7%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027(c)	3,299	2,516
Altice France S.A., (France), 8.13%, 02/01/2027(c)	1,750	1,594
AT&T, Inc., 3.50%, 06/01/2041	2,500	1,877
Connect Finco SARL, (Cayman Islands), 6.75%, 10/01/2026(c)	2,450	2,271
Iliad Holding SASU, (France), 6.50%, 10/15/2026(c)	3,000	2,782
Iliad Holding SASU, (France), 7.00%, 10/15/2028(c)	1,000	904
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027(c)	2,500	2,306
Sprint LLC., 7.63%, 03/01/2026	5,250	5,524
Telesat Canada, (Canada), 6.50%, 10/15/2027(c)	913	264
Telesat Canada, (Canada), 5.63%, 12/06/2026(c)	1,000	460
		20,498
Transportation 3.5%
American Airlines, Inc., 11.75%, 07/15/2025(c)	750	804
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(c)	4,500	4,474
Uber Technologies, Inc., 7.50%, 05/15/2025(c)	3,000	2,999
Uber Technologies, Inc., 7.50%, 09/15/2027(c)	1,000	1,000

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Uber Technologies, Inc., 8.00%, 11/01/2026(c)	$1,500	$1,505
		10,782
Utilities 1.7%
CQP Holdco, LP, 5.50%, 06/15/2031(c)	2,500	2,183
Vistra Operations Co., LLC, 5.50%, 09/01/2026(c)	2,000	1,927
Vistra Operations Co., LLC, 5.63%, 02/15/2027(c)	1,000	950
		5,060
Total Corporate Bonds (Cost: $263,073)		242,135

Collateralized Loan Obligations 48.4%(c)(f)

Collateralized Loan Obligations — Debt 34.7%(d)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 10.22%, 04/30/2031	2,000	1,681
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 9.86%, 04/25/2031	3,000	2,513
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 12.79%, 11/27/2031	775	385
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.86%, 11.22%, 07/25/2034	3,000	2,585
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 10.40%, 10/17/2032	2,500	2,185
Bain Capital Credit CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.99%, 12.04%, 04/23/2035	1,000	858
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 12.44%, 04/18/2033	3,000	2,890
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 10.83%, 10/23/2034	2,000	1,687
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 10.73%, 10/15/2036	1,000	910
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 9.83%, 07/15/2031	750	595
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 10.24%, 04/20/2031	3,000	2,425

Collateralized Loan Obligations(c)(f) (continued)

	Principal Amount(a)	Value(a)
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.50%, 10.74%, 10/20/2034	$1,000	$894
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 11.54%, 04/20/2034	1,750	1,560
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 10.68%, 10/15/2034	1,500	1,387
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 10.33%, 10/15/2034	2,000	1,817
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.35%, 10.68%, 01/23/2035	2,406	2,118
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 10.68%, 10/23/2031	2,000	1,430
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 11.59%, 04/20/2030	3,875	2,707
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 9.98%, 04/15/2031	5,000	3,533
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 9.62%, 04/15/2029	2,000	1,777
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 10.36%, 08/15/2031	3,000	2,414
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 9.93%, 10/15/2030	3,000	2,454
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.58%, 10/15/2035	2,000	1,786
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 11.95%, 10/20/2033	3,000	2,931
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 11.04%, 04/20/2034	1,500	1,394
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.74%, 10/20/2034	1,750	1,603
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 10.24%, 01/20/2034	1,000	938
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 12.24%, 01/20/2034	1,000	898
Elmwood CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.55%, 12.96%, 10/17/2034	1,700	1,671
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 11.19%, 10/20/2034	1,000	923
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 11.73%, 01/28/2030	2,000	1,580
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 10.08%, 07/22/2031	1,200	894
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.23%, 07/15/2034	1,000	888

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(c)(f) (continued)

	Principal Amount(a)	Value(a)
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 10.08%, 10/15/2031	$3,750	$2,788
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 11.29%, 10/20/2029	3,000	2,267
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 12.10%, 10/22/2030	2,500	1,960
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 10.92%, 07/29/2030	1,500	1,372
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.60%, 11.68%, 07/15/2030	1,000	819
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 10.53%, 01/22/2031	3,000	2,739
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 10.34%, 04/20/2032	1,500	1,371
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 10.91%, 04/15/2035	1,000	886
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 10.23%, 07/15/2033	1,000	923
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.48%, 04/17/2034	2,000	1,820
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.26%, 04/15/2035	1,500	1,257
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 10.56%, 06/15/2031	2,000	1,459
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 10.49%, 04/20/2034	1,500	1,355
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 10.85%, 04/15/2031	2,000	1,742
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 10.49%, 07/02/2035	1,000	915
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 10.73%, 10/22/2036	1,000	922
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 10.93%, 02/20/2034	3,000	2,713
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 12.14%, 01/20/2032	2,750	2,274
Sixth Street CLO XX, Ltd, (Cayman Islands), 3M LIBOR + 6.15%, 10.39%, 10/20/2034	1,250	1,156

Collateralized Loan Obligations(c)(f) (continued)

	Principal Amount(a)	Value(a)
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.86%, 11.10%, 07/20/2034	$1,000	$799
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 10.59%, 04/20/2034	2,000	1,806
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 10.57%, 01/29/2032	3,000	2,661
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 10.33%, 01/15/2034	2,250	2,026
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 10.28%, 04/15/2034	1,250	1,137
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 10.61%, 04/25/2032	1,000	895
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 10.96%, 10/20/2028	700	544
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 10.59%, 07/20/2030	2,025	1,418
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 11.16%, 04/20/2032	2,000	1,449
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 10.43%, 10/20/2031	3,000	2,334
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 10.09%, 10/18/2031	2,750	2,157
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 10.44%, 10/20/2031	3,000	2,131
		106,406
Collateralized Loan Obligations — Equity 13.7%
AIMCO CLO XI, Ltd., (Cayman Islands), 24.62%, 10/17/2034	1,985	1,751
AIMCO CLO XVI, Ltd., (Cayman Islands), 15.45%, 01/17/2035	1,150	890
Allegro CLO V, Ltd., (Cayman Islands), 12.43%, 10/16/2030	2,000	413
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 42.40%, 07/19/2034	1,250	831
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 19.95%, 04/18/2035	1,500	1,122
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 20.61%, 04/15/2032	1,000	527
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 8.22%, 07/20/2029	1,750	357
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 15.85%, 10/15/2030	3,223	1,174

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(c)(f) (continued)

	Principal Amount(a)	Value(a)
Cedar Funding CLO V, Ltd., (Cayman Islands), 22.03%, 07/17/2031	$2,546	$1,577
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 19.68%, 10/17/2034	2,930	1,433
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 21.03%, 01/15/2032	375	180
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 20.26%, 10/20/2034	1,750	1,369
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 15.31%, 07/15/2034	2,250	1,680
Dryden 98 CLO, Ltd., (Cayman Islands), 20.89%, 04/20/2035	1,100	930
Elmwood CLO XI, Ltd., (Cayman Islands), 18.99%, 10/20/2034	1,200	1,079
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 8.61%, 06/25/2029	1,750	270
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 15.94%, 04/17/2034	2,000	1,299
Invesco CLO 2021-3, Ltd., (Cayman Islands), 15.43%, 10/22/2034	1,130	762
Invesco CLO 2021-3, Ltd., (Cayman Islands), 13.98%, 10/22/2034	113	32
LCM XV, LP, (Cayman Islands), 13.44%, 07/20/2030	5,875	760
LCM XXIII, Ltd., (Cayman Islands), 8.55%, 10/20/2029	3,100	475
Madison Park Funding LIII, Ltd., (Cayman Islands), 18.47%, 04/21/2035	1,000	818
Madison Park Funding LIX, Ltd., (Cayman Islands), 15.03%, 01/18/2034	2,250	1,842
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	108
Madison Park Funding XXII, Ltd., (Cayman Islands), 19.74%, 01/15/2033	4,000	2,462
Madison Park Funding XXXI, Ltd., (Cayman Islands), 21.51%, 01/23/2048	2,000	1,364
Madison Park Funding XXXII, Ltd., (Cayman Islands), 32.49%, 01/22/2048	2,000	1,137
Magnetite XXVIII, Ltd., (Cayman Islands), 22.32%, 01/20/2035	2,500	2,104
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	290
OHA Credit Partners VII, Ltd., (Cayman Islands), 21.44%, 02/20/2034	2,672	1,336
OHA Credit Partners XVI, (Cayman Islands), 16.78%, 10/18/2034	1,635	1,256

Collateralized Loan Obligations(c)(f) (continued)

	Principal Amount(a)	Value(a)
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 19.10%, 01/20/2033	$3,250	$2,140
RR 19, Ltd., (Cayman Islands), 15.63%, 10/15/2035	2,350	1,825
Signal Peak CLO V, Ltd., (Cayman Islands), 14.12%, 04/25/2031	2,568	1,079
Signal Peak CLO VIII, Ltd., (Cayman Islands), 18.48%, 04/20/2033	4,000	2,865
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 18.70%, 01/20/2032	3,000	730
Wellman Park CLO, Ltd., (Cayman Islands), 10.05%, 07/15/2034	5,000	113
Wellman Park CLO, Ltd., (Cayman Islands), 15.10%, 07/15/2034	2,500	1,693
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	—
		42,073
Total Collateralized Loan Obligations (Cost: $180,270)		148,479
Total Investments — 155.9% (Cost: $536,374)		$478,271
Liabilities in Excess of Other Assets — (55.9%)		(171,458)
Net Assets — 100.0%		$306,813

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR"), the Secured Overnight Financing Rate ("SOFR"), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually, semi-annually, quarterly, bi-monthly, monthly or daily. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.

(c)  Senior Loans, Collateralized Loan Obligations and Corporate Bonds exempt from registration under Rule 144A, which as of December 31, 2022 represented 131.3% of the Fund's net assets or 81.0% of the Fund's total assets, are subject to legal restrictions on sales.

(d)  Variable rate coupon rate shown as of December 31, 2022.

(e)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(f)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to "Schedule of Investments").

(g)  As of December 31, 2022, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$7	$243

(h)  Includes a Payment-In-Kind ("PIK") provision.

  As of December 31, 2022, the aggregate cost of securities for Federal income tax purposes was $539,386.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$2,142
Gross unrealized depreciation	(63,257)
Net unrealized depreciation	$(61,115)

Currencies:

£  British Pounds

€  Euro Currency

$  U.S. Dollars

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

December 31, 2022

(in thousands, except per share data)

Assets:
Investments, at value (cost $536,374)	$478,271
Cash	6,402
Cash denominated in foreign currency, at value (cost $789)	800
Interest and principal receivable	8,772
Receivable for securities sold	4,312
Other assets	126
Total assets	498,683
Liabilities:
Mandatory redeemable preferred shares (liquidation preference $100,000, net of unamortized deferred issuance costs of $1,077)	98,923
Line of credit outstanding	68,764
Payable for securities purchased	21,666
Payable for investment advisory fees	409
Interest and commitment fee payable	265
Payable for interest expense	716
Accrued expenses and other payables	1,127
Total liabilities	191,870
Net assets	$306,813
Net assets consist of:
Paid-in capital	$440,537
Accumulated losses	(133,724)
Net assets	$306,813
Common shares:
Net assets	$306,813
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,915
Net asset value per share	$13.39

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended December 31, 2022

(in thousands)

Investment income:
Interest	$43,908
Total investment income	43,908
Expenses:
Interest and credit facility fees (Note 6 and 7)	5,697
Investment advisory fees (Note 3)	5,582
Administrative services of the adviser (Note 3)	870
Other expenses	1,540
Total expenses	13,689
Tax expense (Note 9)	272
Total expenses	13,961
Net investment income	29,947
Net realized and unrealized gains/(losses) on investments and foreign currency
Net realized losses on investments	(19,815)
Net realized losses on foreign currency	(802)
Net unrealized losses on investments	(57,821)
Net unrealized gains on foreign currency	2,386
Net realized and unrealized losses on investments and foreign currency	(76,052)
Total decrease in net assets resulting from operations	$(46,105)

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

(in thousands)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (decrease) in net assets from operations:
Net investment income	$29,947	$28,858
Net realized gains/(losses) on investments and foreign currency	(20,617)	4,391
Net unrealized gains/(losses) on investments and foreign currency	(55,435)	3,886
Net increase/(decrease) from operations	(46,105)	37,135
Distributions to shareholders from (Note 2):
Distributable earnings	(27,383)	(26,810)
Increase/(decrease) in net assets from operations and distributions	(73,488)	10,325
Share transactions:
Cost of shares repurchased (Note 5)	—	—
Net increase from share transactions	—	—
Total increase/(decrease) in net assets	(73,488)	10,325
Net Assets, beginning of period	380,301	369,976
Net Assets, end of period	$306,813	$380,301

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended December 31, 2022

(in thousands)

Operating activities:
Net decrease in net assets resulting from operations	$(46,105)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(266,042)
Proceeds from the sale of investments	315,331
Amortization and accretion of discounts and premiums, net	1,381
Net realized losses on investments	19,815
Net unrealized losses on investments	57,821
Effect of exchange rate changes on line of credit	(2,635)
Changes in operating assets and liabilities:
Receivable for securities sold	7,670
Interest and principal receivable	(1,216)
Prepaid expenses	(22)
Payable for securities purchased	(10,070)
Payable for investment advisory fees	(1,306)
Interest and commitment fee payable	150
Accrued expenses and other fees	753
Net cash provided by operating activities	75,525
Financing activities:
Borrowings on debt	104,147
Repayments on debt	(151,622)
Deferred debt and preferred shares issuance costs	239
Distributions paid to common shareholders	(27,383)
Net cash used by financing activities	(74,619)
Net increase in Cash	906
Cash:
Beginning of period	6,296
End of period	$7,202
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$5,245
Cash paid for taxes during the period	$272

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per share data:
Net asset value, beginning of period	$16.60		$16.15		$17.02	$16.42		$17.50	$18.00
Income from investment operations:
Net investment income	1.31		1.26		1.19	0.17		1.39	1.35
Net realized and change in unrealized gain (loss)	(3.32)		0.36		(0.86)	0.65		(1.18)	(0.56)
Total increase (decrease) from investment operations	(2.01)		1.62		0.33	0.82		0.21	0.79
Less distributions declared to shareholders:
From net investment income	(1.20)		(1.17)		(1.20)	(0.22)		(1.29)	(1.29)
Total distributions declared to shareholders	(1.20)		(1.17)		(1.20)	(0.22)		(1.29)	(1.29)
Net asset value common shares, end of period	$13.39		$16.60		$16.15	$17.02		$16.42	$17.50
Market value common shares, end of period	$11.59		$16.33		$14.29	$15.35		$14.48	$14.97
Net asset value total return(a)	(12.41)%		10.28%		3.00%	4.99	%(b)	1.23%	4.47%
Market value total return(c)	(22.22)%		23.10%		2.33%	7.53	%(b)	5.49%	(1.43)%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$306,813		$380,301		$369,976	$390,096		$376,282	$401,956
Expenses, inclusive of interest expense and amortization of debt issuance	4.15	%(d)	2.82	%(d)	2.83%	3.36	%(e)	3.37%	3.20%
Expenses, exclusive of interest expense and amortization of debt issuance	2.46%		2.08%		2.17%	2.20	%(e)	2.03%	2.02%
Net investment income	8.90%		7.60%		8.04%	6.15	%(e)	8.16%	7.54%
Portfolio turnover rate	51.20%		76.03%		127.09%	11.70	%(b)	78.40%	82.47%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to Financial Statements.

(e)  Annualized.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act") on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Board of Directors (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019, and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 4 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and they are included as a liability on the Statement of Assets and Liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the relevant senior secured revolving credit facility and mandatory redeemable preferred shares.

Income Taxes

The Fund has elected to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board may elect to change the Fund's distribution policy at any time.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate ("LIBOR") or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-04 are effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. In December 2022, the FASB issued ASU No. 2022-06, "Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848", which deferred the sunset day of this guidance to December 31, 2024.The Fund is currently evaluating the impact of this guidance on the Fund's consolidated financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Act"). The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the year ended December 31, 2022 were $5,582.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $870 for the year ended December 31, 2022.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the year ended December 31, 2022 were $359.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the

Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund for the year ended December 31, 2022 were $329.

(4) Fair Value of Financial Instruments

Effective October 1, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Fund's board of directors selected the Fund's Adviser as the Fund's valuation designee to perform the fair value determinations held by the Fund without readily available market quotations.

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, the Fund's Adviser evaluates the source of inputs, including any markets in which the Fund's investments are

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

trading (or any markets in which securities with similar attributes are trading), in determining fair value. The valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of December 31, 2022 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	74,078	13,579	87,657
Corporate Bonds	—	242,135	—	242,135
Collateralized Loan Obligations	—	—	148,479	148,479
Total Investments	—	316,213	162,058	478,271

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2022:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Warrants ($)	Total ($)
Balance as of December 31, 2021	25,125	198,256	—	223,381
Purchases	14,774	8,461	—	23,235
Sales and principal redemptions	(20,253)	(30,895)	—	(51,148)
Net realized and unrealized losses	(2,524)	(27,489)	—	(30,013)
Accrued discounts/(premiums)	4	146	—	150
Transfers in to Level 3	2,174	—	—	2,174
Transfers out of Level 3	(5,721)	—	—	(5,721)
Balance as of December 31, 2022	13,579	148,479	—	162,058
Net change in unrealized gains/(losses) from investments held at December 31, 2022	(2,229)	(24,920)	—	(27,149)

Investments were transferred into and out of Level 3 during the year ended December 31, 2022 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of December 31, 2022.

			Unobservable Input
Type	Fair Value ($)	Valuation Technique	Input	Range		Weighted Average(a)
Senior Loans	9,818	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Senior Loans	3,761	Yield Analysis	Market Yield	11.02	%-13.42%	11.53%
Collateralized Loan Obligations	148,479	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A		N/A
Total Level 3 Investments	162,058

(a) Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

The following are the carrying and fair values of the Fund's senior secured revolving credit facility and mandatory redeemable preferred shares as of December 31, 2022:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
State Street Credit Facility(a)	$68,764	$68,764	$—	$68,764	$—
Series A Mandatory Redeemable Preferred Shares(b)	19,800	20,000	—	20,000	—
Series B Mandatory Redeemable Preferred Shares(b)	29,690	30,000	—	30,000	—
Series C Mandatory Redeemable Preferred Shares(b)	49,433	50,000	—	50,000	—
	$167,687	$168,764	$—	$168,764	$—

(a) The State Street Credit Facility carrying value is the same as the principal amounts outstanding.

(b) The liquidation preference of the mandatory redeemable preferred shares approximates its fair value.

(5) Common Stock

Common share transactions were as follows:

	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,915	429,113
Common shares issued	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	22,915	429,113

The Board has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the year ended December 31, 2022.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facility), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), that allows the Fund to borrow up to $212,000 at any one time outstanding. The Credit Facility's stated maturity date is June 14, 2024. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund (subject to certain exceptions) of not less than 2:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2022, the Fund was in compliance in all material respects with the terms of the Credit Facility.

As of December 31, 2022, there was $68,764 outstanding under the Credit Facility. Since June 14, 2022, the interest rate charged on the Credit Facility is based on an applicable SOFR rate plus a credit spread adjustment of 0.10% and an applicable spread of 0.95% (as defined in the agreements governing the Credit Facility). Prior to June 14, 2022, the interest rate charged on the Credit Facility was based on an applicable LIBOR rate plus an applicable spread of 0.95% (as defined in the agreements governing the Credit Facility). The Fund is required to pay a commitment fee of 0.15% per annum on any unused portion of the Credit Facility.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

For the year ended December 31, 2022 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

For the Year Ended December 31, 2022 ($)
Stated interest expense	2,266
Unused commitment fees	174
Amortization of debt issuance costs	173
Total interest and credit facility fees expense	2,613
Annualized average stated interest rate	2.32%
Average outstanding balance	97,606
Cash paid for interest	2,440

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 800 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $20,000, 1,200 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $30,000 and 2,000 shares of Series C Mandatory Redeemable Preferred Shares (the "Series C MRP Shares" and together with the Series A MRP Shares and Series B MRP Shares, the "MRP Shares") for gross proceeds of $50,000. Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $100,000.

The redemption date for the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are July 15, 2026, September 15, 2026 and September 15, 2028, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP shares have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRP shares is 2.81% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividend to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage ratio of at least 200%. As of December 31, 2022, the Fund was in compliance in all material respects with the terms of the MRP Shares.

The Fund's MRP Shares activity for the year ended December 31, 2022 was as follows:

	Series A	Series B	Series C
Shares outstanding — beginning of period	800	1,200	2,000
Shares issued	—	—	—
Shares repurchased	—	—	—
Shares outstanding — end of period	800	1,200	2,000

The Fund's MRP Shares balance as of December 31, 2022 were as follows:

	Series A	Series B	Series C	Total
Principal amount	$20,000	$30,000	$50,000	$100,000
Unamortized deferred issuance cost	$(200)	$(310)	$(567)	$(1,077)
Carrying value	$19,800	$29,690	$49,433	$98,923

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fee expense on the Statement of Operations. The table below summarizes the components of interest expense, the effective dividend rates and cash paid on the Fund's MRP Shares for the year ended December 31, 2022:

	Series A	Series B	Series C	Total
State dividends	$523	$785	$1,536	$2,844
Amortization of deferred issuance costs	$57	$84	$99	$240
Total interest expense	$580	$869	$1,635	$3,084
Weighted average stated dividend rate	2.58%	2.58%	3.03%	2.81%
Cash paid for interest	$516	$774	$1,515	$2,805

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

(8) Investment Transactions

For the year ended December 31, 2022, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sales of Investments
$266,654	$(316,461)

(9) Income Taxes

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2022 and 2021 were as follows:

	December 31, 2022	December 31, 2021
Ordinary income	$30,307	$27,741
Capital gain	—	—
Return of capital	—	—

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. For the year ended December 31, 2022, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently the Fund incurred U.S. federal excise taxes of $272.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2022:

December 31, 2022
Additional paid-in capital/(reduction)	$(511)
Distributable earning accumulated loss	$511

As of December 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

December 31, 2022
Undistributed ordinary income	$9,395
Accumulated capital and other losses	(87,397)
Net unrealized depreciation	(55,722)
Total accumulated losses	$(133,724)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2022
Short-Term	$15,353
Long-Term	$72,044

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Fund's financial statements as of December 31, 2022. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

(10) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual)

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in CDOs, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently utilizes leverage, which magnifies the Fund's risks and, in turn, the risks to the common shareholders.

Reference Rate Risk

Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund's investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. The rapid and global spread of COVID-19 and associated variants has resulted in volatility in the financial markets; periods of reduced liquidity; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in an economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund's investments and negatively impact performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund's investments in various markets.

The Fund may invest in financial instruments that use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average ("EONIA"), ceased to be published after December 31, 2021. The Secured Overnight Financing Rate ("SOFR") is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement ("repo") market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The decision made in the British referendum of June 23, 2016 to leave the European Union ("EU"), an event widely referred to as "Brexit," has led to volatility in the financial markets of the United Kingdom ("UK") and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of a Fund and the issuers in which it invests to execute their respective strategies and to receive attractive returns. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK's sovereign credit rating, may also have an impact on the performance of

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

issuers located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on a Fund or the issuers in which it invests.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between reference rates, which may have an effect on the net asset value of the Fund's common shares.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a discount." As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

(11) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the year ended December 31, 2022, except as discussed below:

The following common share distributions were declared on January 10, 2023:

Ex-Date: January 19, 2023
Record Date: January 20, 2023
Payable Date: January 31, 2023
Per Share Amount: $0.1075

The following common share distributions were declared on February 10, 2023:

Ex-Date: February 17, 2023
Record Date: February 21, 2023
Payable Date: Februaru 28, 2023
Per Share Amount: $0.1075

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the two years in the period ended October 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the two years in the period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians, brokers and others; when replies were not received from custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
March 1, 2023

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

December 31, 2022

Fund Investment Objective, Policies and Risks:

Recent Changes:

The Fund has not made any changes to its investment policies or strategies since its last shareholder report.

Investment Objective and Policies:

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans made primarily to companies whose debt is rated below investment grade ("Senior Loans"), (ii) corporate bonds that are primarily high yield issues rated below investment grade ("Corporate Bonds"), (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as CLOs and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities.

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Fund may invest in securities of any duration and does not have a fixed duration target. The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of borrowers located anywhere in the world, and of borrowers that operate in any industry. The Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe. The Fund is permitted to invest in investment grade and below investment grade rated CLO securities. The Fund may also invest in subordinated loans. The Fund may invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness, including a credit facility. Currently, the Fund has both issued preferred shares and borrowed under a credit facility.

The Adviser seeks to implement the Fund's investment strategy through the application of several techniques, including but not limited to:

(i)  investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles;

(ii)  adhering to the established credit underwriting processes of the Ares organization, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers;

(iii)  monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and

(iv)  holding cash and engaging in derivative credit and interest rate hedges.

The Adviser will dynamically manage the Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Fund's portfolio of Senior Loans, Corporate Bonds, CLO securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and outlook, and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Fund's investment allocations. In addition, the Adviser may allocate portions of the Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Fund's investments in any particular manner or that the Fund will be able to structure its investment portfolio as desired in any given market environment.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

The Adviser's investment process is rigorous, proactive and on-going. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may also employ sector analysis to assess industry trends and characteristics that may impact a borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which criteria used by the Adviser may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the borrower's indebtedness on a timely basis. The Adviser also takes into consideration the credit ratings of Borrowers in evaluating potential investments, although credit ratings are generally not considered to be the primary or determinative factor in the investment selection process. The Adviser also expects to gain exposure to borrowers across a broad range of industries and of varying characteristics and return profiles.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in debt securities, including (i) Senior Loans, (ii) Corporate Bonds, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as CLOs. This 80% Policy is non-fundamental and may be changed upon providing 60 days' prior written notice to stockholders.

Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective.

Risk Factors:

See Note 10 to the financial statements.

Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.  make investments for the purpose of exercising control or management;

2.  purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

3.  issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.  underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.  make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, CLO securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6.  invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended December 31, 2020 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at a meeting held on August 9, 2022 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Peer Group") for various periods ended May 31, 2022, and (2) the Fund's actual and contractual management fees and total expenses with those of the Peer Group where the management fee was identical to the Peer Group median and comparable to the Peer Group for other key expense metrics. The Board noted that the Adviser (with the cooperation of Broadridge) has added four additional peer funds to the Peer Group. The Fund's current Peer Group consisted of twelve closed-end funds. The Board also noted that the Broadridge categories that the Adviser believes are most comparable to the Fund are hybrid credit closed-end funds that invest across several credit-oriented asset classes.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those, among others, discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

noted the reputation and track record of the Adviser's organization as a leading manager of credit assets. The Board also noted that investment performance is probative of the quality of services provided.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser and the comparative information provided by Broadridge. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

In reviewing the Adviser's report, the Board took into consideration that the Adviser identified hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on senior secured bank loans, corporate bonds and CLOs. The Board noted that the Fund's investment returns (as measured by its levered returns on NAV) have been in-line with or outperformed the Peer Group over short- and long-term time periods. Specifically, the Board noted that the Fund outperformed the Peer Group median over the three-month period ended May 31, 2022, the year-to-date period, and the past one-year and five-year periods ended May 31, 2022. The Board further noted that, since inception, and the past three-year period the Fund's NAV-based returns have slightly underperformed the Peer Group.

The Board noted, in reviewing the Broadridge report, that the Fund's market price-based total — returns have outperformed the Peer Group over the three-month period ended May 31, 2022, the past one-year, three, and five-year periods ended May 31, 2022, and since inception until May 31, 2022. The Fund ranked eighth, fourth and sixth out of twelve funds in the Peer Group for the three-year, two-year and one-year periods ended May 31, 2022, respectively.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's outperformance, they noted, among other things, that since 2015, the Adviser has made changes within the CLO allocation that have resulted in significantly higher income while maintaining a strong fundamental credit quality.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management Corporation. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable given the services rendered and service levels provided to the Fund by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares. Further, the Board noted that as the Fund's assets increased, administration and custodial services were billed at lower incremental rates.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Peer Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was essentially in line with the Peer Group median. The Board also noted that, while the Fund's total expenses as a percent of common and levered assets or common assets were higher than the Peer Group median, respectively, these expenses were used to generate net investment returns that were 226 basis points higher than the peer

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

median. The Board further noted that the Fund's higher expenses relative to peers were used to generate net investment returns in 2021 that were over four times higher than the expenses themselves.

In analyzing the comparative expense information provided by the Adviser, the Board considered that, pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

In discussing the Fund's management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes that the Fund is essentially in line with the Peer Group medians across key expense comparisons (e.g., management fees and total expenses).

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients"), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that, while certain funds and accounts managed by the Adviser engage from time to time in co-investment transactions with the Fund as permitted by the 1940 Act, neither the Adviser nor its affiliates execute portfolio transactions on behalf of the Fund, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Advisors LLC
443 N. Willson Ave.
Bozeman, MT 59715

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management	1	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012**	Mr. Brufsky is a Partner, Portfolio manager and Chairman of Global Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's Liquid Credit Investment Committee.	1	None
Independent Directors
Elaine Orr 1966	Director	Since 2022*	Independent Consultant; from 2018 to 2019; Senior Director of Philanthropy and Strategic Partnerships for the Robert Toigo Foundation	1	CION Ares Diversified Credit Fund; Engine No. 1; San Mateo County Employees' Retirement System; Federated City Employees' Retirement System
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	CION Ares Diversified Credit Fund
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	1	The Private Bank of California (2007-2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2023 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

** Term continues until the Fund's 2024 Annual Meeting of Stockholders and until their successor is duly elected and qualifies.

*** Term continues until the Fund's 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012

Mr. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's Liquid Credit Investment Committee. Mr. Brufsky joined Ares in 1998.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation and Treasurer of CION Ares Diversified Credit Fund. She is also a Vice President of Ares Strategic Income Fund ("ASIF") and Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM's General Partner, where she also serves on the Board of Managers. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll also serves as a member of the Ares Diversity and Inclusion Council. Ms. Roll joined Ares in 2010.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. Ms. Morgan also serves as the Chief Compliance Officer of Ares Capital Corporation, ASIF, CION Ares Diversified Credit Fund and Ares Private Market Fund ("APMF"). She joined Ares in 2017.

Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance and Accounting Department. Mr. Lem additionally serves as Chief Financial Officer of and Treasurer of ASIF and Chief Accounting Officer, Vice President and Treasurer of ARCC. Mr. Lem also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	Since 2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on direct lending matters. Additionally, he serves as General Counsel and Secretary of CION Ares Diversified Credit Fund and APMF. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager	Since 2013

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's Alternative Credit Executive Committee, Alternative Credit Investment Committee, the Ares Pathfinder and Pathfinder Core Investment Committees and the Ares Diversity, Equity and Inclusion Council. Mr. Ashton joined Ares in 2011.

Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is responsible for managing Ares' U.S. CLO strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager	Since 2018

Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on alternative credit investments. Additionally, he serves as a member of Pathfinder Core Investment Committee. Mr. Arduini joined Ares in 2011.

Samantha Milner 1978	Vice President and Portfolio Manager	Since 2018

Ms. Milner is a Partner, U.S Liquid Credit Portfolio Manager in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Diversity, Equity and Inclusion Council. Ms. Milner joined Ares in 2004.

Annual Report 2022

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2022

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at Double Line Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation, General Counsel and Secretary of ASIF and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation and of CION Ares Diversified Credit Fund. Mr. Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Ms. Sagati Aghili is a Partner, General Counsel and Secretary of Ares Management. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of ARCC, ASIF, CION Ares Diversified Credit Fund and APMF. Prior to being named the firm's General Counsel in 2020, Ms. Sagati Aghili served in a variety of roles at Ares Management, including most recently as Co-General Counsel, Deputy General Counsel and General Counsel of Private Equity. Ms. Sagati Aghili joined Ares in 2009.

(1)  The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Annual Report 2022

(b)	Not applicable.

Item 2. Code of Ethics.

(a)            Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)	The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)           There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)       The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)       The name of the audit committee financial expert is John Joseph Shaw. Mr. Shaw has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2021 and December 31, 2022, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $103,000 and $128,124, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $12,100 and $12,700, respectively.

For the fiscal years ended December 31, 2021 and December 31, 2022, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)	Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2022, E&Y billed the Fund aggregate fees of $18,200 and $26,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2021 and December 31, 2022, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)	All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)	Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2021 and December 31, 2022, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2021 and December 31, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)	Not applicable.

(g)            For the fiscal years ended December 31, 2021 and December 31, 2022, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2021 and December 31, 2022, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)            E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)            The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are John Joseph Shaw, Elaine Orr and Bruce H. Spector.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Mr. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of the Fund. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Trustees of Choate Rosemary Hall, a private, co-educational, college-preparatory boarding school, and serves on the Dean’s Advisory Boards for the College of Arts and Sciences and the College of Agriculture and Life Sciences of Cornell University. Mr. Brufsky also serves on the Board of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group. Mr. Ashton serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Credit Group’s Alternative Credit Executive Committee, Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee, the Ares Pathfinder Fund and Pathfinder Core Fund Investment Committees and the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business. Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on alternative credit investments. Mr. Arduini serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Credit Group’s Pathfinder Core Fund and Ares Dynamic Credit Allocation Fund Investment Committees. Prior to joining Ares in 2011, Mr. Arduini was a Managing Director at Indicus Advisors LLP, where he focused on structured credit investment opportunities. Previously, Mr. Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF. In addition, Mr. Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Mr. Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics. Mr. Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance. Mr. Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Ms. Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Ms. Milner serves as a Vice President and Portfolio Manager for the Fund. Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. She also serves on the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares Management in 2004, Ms. Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Ms. Milner serves on the Board of Directors of STEAM: CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Ms. Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

(a)(2) As of December 31, 2022, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	3	$1,780	0	$0
	Other pooled investment vehicles	4	$1,039	1	$48
	Other accounts	15	$6,620	3	$1,267

Keith Ashton	Registered investment companies	1	$619	0	$0
	Other pooled investment vehicles	7	$9,504	6	$7,824
	Other accounts	16	$3,748	12	$3,059

Charles Arduini	Registered investment companies	1	$619	0	$0
	Other pooled investment vehicles	3	$1,173	2	$282
	Other accounts	11	$2,685	5	$1,125

Samantha Milner	Registered investment companies	3	$1,798	0	$0
	Other pooled investment vehicles	3	$1,142	0	$0
	Other accounts	18	$6,334	5	$1,783

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. To mitigate potential conflicts of interest, allocations of investment opportunities among the Fund and the other Ares-advised funds are determined in accordance with the Adviser’s allocation policy and consistent with its fiduciary duties and corresponding investment mandates. It is the Adviser’s policy that all investment opportunities will, to the extent practicable, be allocated among the Fund and the other Ares-advised funds on a basis that over a period of time is fair and equitable to the Fund and the other Ares-advised funds relative to each other, taking into account the terms of the relevant governing documents and the relevant facts and circumstances, including, but not limited to: (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating time, services or resources among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

By reason of the various activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire material non-public information or other confidential information about a company while pursuing an investment opportunity or while monitoring an investment, which may give rise to a potential conflict of interest and restrict the ability of the Adviser to trade in the securities of such company. Such restriction would prohibit the Adviser from purchasing certain potential Fund investments that otherwise might have been purchased or from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Adviser it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Adviser or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2022.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001 - $1,000,000
Keith Ashton	$10,001-$50,000
Charles Arduini	None
Samantha Milner	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a), (b)	On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

During the twelve months ended December 31, 2022, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/22 through 01/31/22	None	--	None	1,781,899
Month #2 02/01/22 through 02/28/22	None	--	None	1,781,899
Month #3 03/01/22 through 03/31/22	None	--	None	1,781,899
Month #4 04/01/22 through 04/30/22	None	--	None	1,781,899
Month #5 05/01/22 through 05/31/22	None	--	None	1,781,899
Month #6 06/01/22 through 06/30/22	None	--	None	1,781,899
Month #7 07/01/22 through 07/31/22	None	--	None	1,781,899
Month #8 08/01/22 through 08/31/22	None	--	None	1,781,899
Month #9 09/01/22 through 09/30/22	None	--	None	1,781,899
Month #10 10/01/22 through 10/31/22	None	--	None	1,781,899
Month #11 11/01/22 through 11/30/22	None	--	None	1,781,899
Month #12 12/01/22 through 12/31/22	None	--	None	1,781,899
Total	None	--	None	1,781,899

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 9, 2023

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 9, 2023